UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):

                                December 6, 1999


Commission file number 33-55254-11


                       FORLINK SOFTWARE CORPORATION, INC.
                    (Formerly Light Energy Management, Inc.,
                            formerly Why Not?, Inc.)
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                                     87-0438458
(State of other jurisdiction                  (I.R.S. Employer
of incorporation or                          Identification No.)
organization)


P.O. Box 60, Collex/Geneva SWITZERLAND                  CH1239
(Address of principal executive offices)              (Zip Code)


Registrant's Telephone number, including area code:      011-41-22-900-
0000




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Item No. 4.       Changes in Registrant's Certifying Accountant

         The Company's independent accountant, Smith & Company, has been replaced. The Company's new accountant is BDO International. January 4, 2000 serves as both the date on which the Company's former independent accountant was dismissed and the date upon which the Company's new independent accountant was appointed. The change in accountants is the result of the Company's recent reorganization. The decision to change accountants was recommended and approved by the Company's Board of Directors.

         The principal accountant's reports on the Company's financial statements for the past two (2) years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's two (2) most recent fiscal years, including any subsequent interim period preceding the change in accountants, there have been no disagreement with the Company's former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         During the Registrant's two (2) most recent fiscal years, the Registrant's accountant has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist.

         During the Registrant's two (2) most recent fiscal years, the Registrant's accountant has not advised the Registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that it has made it unwilling to be associated with the financial statements prepared by management.

         During the Registrant's two (2) most recent fiscal years, the Registrant's accountant has not advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the Registrant's two (2) most recent fiscal years that if further investigated may (i) materially impact the fairness or reliability of: a previously issued audit report or the


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



underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and due to the accountant's resignation (due to audit scope limitations or otherwise), or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigations.

           During the Registrant's two (2) most recent fiscal years, the Registrant's accountant has not advised the Registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering a fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the accountant's resignation, dismissal or declination to stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election.

         The Company's former accountant has been requested to furnish the Registrant with a letter addressed to other Commission stating whether the accountant agrees or disagrees with the statements made by the Registrant under this item. The former accountant's letter is filed as an exhibit to this Form 8-K.

         During the Registrant's two (2) most recent fiscal years and during any subsequent interim period, neither the Registrant nor anyone on its behalf has consulted the Registrant's newly engaged accountant regarding either the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Nor during the time period in question was the Company's new accountant consulted by the Registrant or anyone on its behalf on any matter that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

Item No. 5.       Other Events

         On December 6, 1999, the Company changed its name to Forlink Software Corporation, Inc. Management changed the Company's name as part of the Company's acquisition of its new line of business. That business is more fully described in the Company's Form 8-K filed on November 24, 1999, the narrative of which is incorporated herein by this reference.

         In conjunction with the Company's name change, the Company's shares of common stock now are traded on the OTC Bulletin Board under a new symbol. The new trading symbol is "FRLK".

Item No. 7.       Exhibits

         (16)    Letter on Change in Certifying Accountant


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated January 7, 2000.

                       FORLINK SOFTWARE CORPORATION, INC.



                         /s/Michael A. J. Harrop
                          Michael A.J. Harrop, Director






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




                                      Smith
                                        &
                                     Company

           A Professional Corporation of Certified Public Accountants January 6, 2000

Mr. Michael A. J. Harrop, Director
Forlink Software Corporation, Inc.
P. O. Box 60, Collex Geneva, Switzerland CH1239


Dear Mr. Harrop:


This is to confirm that the client-auditor relationship between Forlink Software Corporation, Inc. (formerly Why Not?, Inc.) (SEC File No. 33-55254-11) and Smith & Company has ceased, effective January 4, 2000. This will also confirm that we have read Forlink's Form 8-K dated January 6, 2000 and agree with the statements disclosed in Item 4 thereof.



Very truly yours,


Smith & Company



By: William R. Denney


cc: SECPS LETTER FILE
     U.S. SECURITIES & EXCHANGE COMMISSION
     MAIL STOP 9-5
     450 FIFTH STREET, NORTHWEST
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         10 West 100 South, Suite 700 o Salt Lake City, Utah 84101-1554
              Telephone: (801) 575-8297 o Facsimile: (801) 575-8306
                       E-mail: smith&co@smithandcocpa.com
          Members: American Institute of Certified Public Accountants o
                Utah Association of Certified Public Accountants
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